J.P. Morgan SMID Cap Conference December 1, 2011 Greg Becker, President & CEO Exhibit 99.1

The presentations made at today’s meeting contain projections or other forward-
looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends.
We refer you to the documents the Company files from time to time with the
Securities and Exchange Commission, specifically the Company’s latest Annual
Report on Form 10-K for the year ended December 31, 2010, which was filed on
February 25, 2011, and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the
Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  All forward-looking statements included in this presentation are made only as of today’s date and the Company undertakes no obligation to update such forward-
looking statements.
Safe Harbor Disclosure

SVB’s Unique Model Strong Performance Growth Initiatives Outlook Overview 3

A Unique Financial Services Company
Differentiated business model
• Focus on “innovation” markets
• Balance sheet lender
• Strong deposit franchise
• Diversified revenue streams
Leader
• Leading market share
• More than 600 venture firm clients
• The bank for innovation companies
Established
(1)
• 26 U.S. and seven international offices
• 12,000+ clients  and 1,500+ employees
• $19.2 billion in total assets
• $34.8 billion in total client funds
(2)

(1)  As of 9/30/11.
(2)  Total client funds includes deposits and off-balance sheet client investment funds.

An Expansive Financial Services Platform
SVB PRIVATE BANK
(Private Banking)
•
Customized loan solutions

for select clients
•
Residential mortgages
•
Deposit services
•
Global ATM access
•
Elite cards
S
ILICON
V
ALLEY
B
ANK
(Commercial Banking)
•
Lending
•
Global Treasury
   Management
•
Global Finance
•
Foreign Exchange
•
Investment Solutions
•
Elite cards
SVB GLOBAL
(Global Markets)
•
Global Commercial
Banking
•
Help clients access foreign
markets and opportunities
•
UK, China, Israel and India

SVB ANALYTICS
(Analytics/Benchmarking)
•
Private company
   409A  valuations
•
Corporate equity mgmt.
•
Stock option expense
    solutions
•
Corporate performance
    benchmarking
SVB CAPITAL
(VC Funds Management)
•
$1.0B+ fund family
•
Investments in 450+
funds domestically and
  internationally

Strong Q3 2011 Performance
Outstanding
loan growth
Continued high
credit quality
Stable net interest
margin
Solid warrant and
VC fund gains
Robust net
interest income
growth
Strong client
transaction
volumes
Continued deposit
growth
Positive conditions
in client markets
Total client
liquidity at all-
time high *

•Total client liquidity includes deposits and off-balance sheet client investment funds.

7.18%
$95.7
$135.5
3.13%
27%
$140.0
$135.0
$130.0
$125.0
$120.0
$115.0
$110.0
$105.0
$100.0
$95.0
$90.0
$85.0
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311
Net Interest Income
Net Interest Margin

SVB Financial Group

27% Annual Growth in Net Interest Income in 2011 Millions NIM 7 All-time high

Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311

SVB Financial Group

Growth in Average Loans of 23% Since Q308

Growth Drivers
•
Resilience of innovation
sector and our clients
•
Growing pervasiveness
of technology
•
Growth initiatives:
o
U.S. domestic
o
Segmentation
o
Private Bank
o
Global
•
M&A market activity
among our clients
Billions
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
Period-end Loans Average Loans

2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
9/30/11

Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311

SVB Financial Group

Solid Credit Quality Through Cycles

Loss experience through multiple cycles suggests diversity and resilience of
“innovation” industries results in little “concentration risk.”
-1%
0%
1%
2%
3%
4%
5%
NPLs as % of Total Gross Loans
NCOs as % of Total  Gross Loans
3.32%
0.63%
0.11%
-0.15%
-1%
0%
1%
2%
3%
4%
5%
NPLs as % of Total Gross Loans
NCOs as % of Total  Gross Loans
2.28%
3.21%
0.63%
1.57%

Q308
Q109
Q309
Q110
Q310
Q111
Q311

SVB Financial Group

Powerful Deposit Franchise

Billions
$34.8
Organic Factors
•
Highly liquid clients
•
Clients performing well
•
New client acquisition
Other Factors
•
Safety of the balance
sheet (unlimited FDIC
insurance)
•
Low rate environment
$18.7
$16.1
$40
$35
$30
$25
$20
$15
$10
$5
$0
Period-End Deposits
Period-End Client Investment Funds

GROWTH INITIATIVES
SOLUTIONS
FOUNDATION

SVB Financial Group

Diversified Growth Across the Business

GLOBAL MARKETS & REACH
GLOBAL PLATFORM
New Global Core
Banking System
IT Backbone
Upgrade
Enhanced Global
Payment System
Enhanced On-
line/Mobile Systems
PRODUCT LINES
Expanded Banking
Network
New Debit & Credit
Cards
New Products &
Services
Enhanced Credit
Solutions
CLIENT NEEDS
Client Experience
Corporate Finance
Segment
Growth Segment Private Bank
UK and Europe India China Israel

Expecting Solid Performance in 2012

Business Driver Preliminary 2012 Outlook
vs. 2011 (1)
Average loans Mid-teens % growth
Gross loan charge-offs 40-70 bps of average total gross
loans
Net interest income ~10% growth
“Core”
(2)
fee income Mid single digit % growth
Expenses Mid to high single digit %
growth
(1)
Change estimates relative to expected 2011 full-year results; outlook is preliminary as of October 20, 2011, and may change.
(2)
“Core” is defined as fees for deposit services, letters of credit, business credit card, client investment, and foreign exchange, in aggregate.

Appendix
1)
Financial Results 15
•
Highlights 16
•
Loans & Credit Quality 18
•
Client Liquidity 21
•
Balance Sheet 22
•
Sensitivity Charts 23
•
Capital Ratios 25
2)
Growth Initiatives 27
3)
Venture Capital Markets 31
4)
Non-GAAP Reconciliations 34

Financial Results 15 Appendix

Financial Highlights: Q310 – Q311
Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
Diluted Earnings Per Share $0.89
(3)
$0.41 $0.76 $1.50
(1)(2)
$0.86
Net Income Available to
Common Stockholders
$37.8M
(3)
$17.5M $33.0M $65.8M
(1)(2)
$37.6M
Average Loans
(Change)
$4.5B
(+9.4%)
$5.0B
(+11.3%)
$5.3B
(+6.1%)
$5.5B
(+4.2%)
$6.0B
(+8.6%)
Average Deposits
(Change)
$11.9B
(+0.1%)
$13.3B
(+11.6%)
$14.7B
(+10.3%)
$15.3B
(+4.1%)
$15.8B
(+3.5%)
Net Interest Margin 3.14% 2.74% 2.96% 3.13% 3.13%
Net Interest Income  $106.3M $104.5M $120.3M $130.5M $135.5M
Non-Interest Income $86.2M
(3)
$71.9M $90.0M $123.7M
(1)
$95.6M
Net (Recoveries) Charge-
Offs/Total Average Gross
Loans
0.73% 0.57% (0.19%)
(6)
0.00%
(5)
(0.15%)
(4)
Non-Interest Expense $104.2M $115.9M $117.4M $121.0M
(2)
$127.5M
(4) Represents net recoveries of $2.3M.
(5) Represents net charge-offs of $30K.
(6) Represents net recoveries of $2.5M.
(1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities.
(2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps.
(3) Includes gains of $0.34/share or $14.2M (net of tax) from sales of AFS securities.
16  Appendix – Financial Results (Highlights)

Financial Highlights: 2007 -2010
2007 2008 2009 2010
Diluted Earnings Per Share $3.28 $2.16 $0.66 $2.24
Net Income Available to
Common Stockholders
$120.3M $73.6M $22.7M $95.0M
Average Loans
(Change)
$3.5B
(+22.2%)
$4.6B
(+31.5%)
$4.7B
(+1.4%)
$4.4B
(-5.6%)
Average Deposits
(Change)
$4.0B
(+1.0%)
$4.9B
(+23.6%)
$8.8B
(+79.6%)
$12.0B
(+36.8%)
Average AFS Securities $1.4B $1.3B $2.3B $5.3B
Net Interest Margin 7.19% 5.72% 3.73% 3.08%
Net Interest Income $375.8M $368.6M $382.2M $418.1M
Non-Interest Income $221.0M $152.4M $97.7M $247.5M
Net Charge-Offs/Total Average
Gross Loans
0.35% 0.87% 2.64% 0.77%
Non-Interest Expense $346.5M $312.9M $343.9M $422.8M
17  Appendix – Financial Results (Highlights)

Other 9%
Private Bank 11%
Software 36%
Wine 7%
Venture Capital Call Lines 17%
Life Sciences 11%
Hardware 9%

Early Stage 16%
Cash Flow Buyout 14%
Balance Sheet Lending 49%
Factoring 8%
Commercial Finance 13%

Composition of Technology and Life Sciences Lending (56% of Portfolio)

SVB Financial Group

A Well-Performing Loan Portfolio
While strategically important, early-
stage has become a smaller portion
of our portfolio as a result of
growth in lending to larger
companies.
Our loan portfolio is focused but
well diversified within technology
lending.
Total: $6.3 billion as of 9/30/11
18  Appendix – Financial Results (Loans)
Early-Stage
loans =
~9% of total
portfolio
(vs. ~30% in
2001)

Billions
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$6.33
$5.62
2007
2008
2009
2010
YTD Q311
Period-End Loans
Average Loans

Loans Are at an All-Time High 19 Appendix – Financial Results (Loans)

Millions
(As a % of Total Average Gross Loans)
$120
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
$40.51
0.63%
(0.15%)
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Non-Performing Loans
Net Charge-Offs (%)
Non-Performing Loans (%)

SVB Financial Group

Credit Quality Has Remained Strong 20 Appendix – Financial Results (Credit Quality)

$40
$35
$30
$25
$20
$15
$10
$5
$0
$19.2
$34.8
Period-End Total Assets
Period-End Total Client Funds*
2007
2008
2009
2010
Q111
Q211
Q311

SVB Financial Group

Solid Franchise With Consistent Growth 21 Billions 21 Appendix – Financial Results (Assets) • Total client funds includes deposits and off-balance sheet client investment funds.

Assets
$19.2 Billion (1)
Other
$0.4
$2.0
Cash
$6.2
Net Loans
$9.6
AFS Securities
(Primarily
agencies)
$1.0

Liabilities
$17.0 Billion (1)
$11.1
Non-Interest-
Bearing Deposits
$5.0
Interest-
Bearing
Deposits
$0.3
Other
Liabilities
$0.6
Borrowings

SVB Financial Group

We Are Highly Liquid
(1) As of 9/30/11.
(2) Net of non-controlling interests, non-marketable securities were $346.4 million. Non-GAAP number. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Non-Marketable
Securities
(VC Investments)
(2)
22  Appendix – Financial Results (Balance Sheet)

Rate Increases Will Benefit Us Significantly
We expect each 25 bps increase in the Fed Funds rate to contribute approximately $6 – $9 million to Net Interest Income*
* Tax-effected; estimates are based on static balance sheet and assumptions as of 9/30/11
Changes in
Fed Funds
Rate (basis
points)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin Effect
+75 +19.1M $0.44 +0.9% +0.18%
+100 +$26.8M $0.62 +1.3% +0.25%
+200 +$67.3M $1.56 +3.2% +0.63%
+300 +$108.3M $2.51 +5.0% +1.01%
23  Appendix –Financial Results (Rate Sensitivity)

Higher Loan Balances Will Benefit Us
* Estimates are based on static balance sheet and assumptions as of 9/30/11
We expect each $250 million increase in loan volume to
contribute approximately $0.23 to EPS*
Growth in
Overall Loan
Balances
($$)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin
Effect
+250 million +$9.7M $0.23 +0.5% +0.09%
+500 million +$19.4M $0.45 +0.9% +0.18%
+750 million +$29.1M $0.68 +1.64% +0.27%
+1 billion +$38.8M $0.90 +1.9% +0.36%
24  Appendix –Financial Results (Rate Sensitivity)

20%
18%
16%
14%
12%
10%
8%
6%
4%
2007
2008
2009
2010
Q111
Q211
Q311
14.81%
14.21%
8.01%
8.00%
Total Risk-based Capital
Tangible Common Equity/Risk-weighted Assets*
Tangible Common Equity/Tangible Assets *
Tier 1 Leverage

SVB Financial Group

We Are Well Capitalized
25  Appendix –Financial Results (Capital Ratios)
•
TCE/TA and TCE/RWA are non-GAAP numbers; please refer to Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Holding Company Capital Ratios

18%
16%
14%
12%
10%
8%
6%
4%
13.07%
12.60%
7.31%
6.93%
2007
2008
2009
2010
Q111
Q211
Q311
Total Risk-based Capital
Tangible Common Equity/Risk-weighted Assets 2)
Tangible Common Equity/Tangible Assets 2)
Tier 1 Leverage

SVB Financial Group

We Are Well Capitalized
2)
26  Appendix –Financial Results (Capital Ratios)
1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports.  Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases.
2) TCE/TA and TCE/RWA are non-GAAP numbers; please refer to non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Bank Capital Ratios
1)
2)

Growth Initiatives 27 Appendix – Growth Initiatives

From startup | to standout | to global standard.

SVB *Accelerator*

SVB *Growth*

SVB *Corporate Finance*

SVB Financial Group

We’re Supporting Clients At All Stages 28 Appendix – Growth Initiatives ~50% Market Share 10% – 12% Market Share < 10% Market Share

Prior to
2011
2011 - 2012 Long Term
Financial
Impact
- Rep office
- Loan
production
office
Branch and
full product
set
Subsidiary bank +
Europe; expansion
and growth
0-2 years
- Rep Office
- Funds
JV Bank and
related
activities
Subsidiary
Branch; expansion
and growth
3-5 years
- Rep Office
- Loan
production
office
Expansion and
growth
0-2 years
- NBFC
- Fund
Develop NBFC Branch or
subsidiary
3-5 years
We Are Extending Our Platform Globally
29 29  Appendix – Growth Initiatives

Private Bank
•
Expanded private banking services
•
Tailored lending for influencers in the SVB
ecosystem
•
An advanced, easy-to-use, online platform
•
Support for clients’ success in all arenas:
business, family, life
30  Appendix – Growth Initiatives

Venture Capital Markets 31 Appendix – Venture Capital Markets

Billions
Volume
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1200
1000
800
600
400
200
0
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
U.S. VC Investment
M&A
IPO
IPO Deals
M&A Deals
Investment Deals

SVB Financial Group

Stabilizing VC Markets 32 Appendix – Venture Capital Markets Source: ThomsonReuters, National Venture Capital Association, PricewaterhouseCoopers - MoneyTree

Billions
$36.0
$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
4500
4000
3500
3000
2500
2000
1500
1000
500
0
2007
2008
2009
2010
As of 9/30/11
U.S. VC Investment
M&A
IPO
IPO Deals
M&A Deals
Investment Deals

SVB Financial Group

Source: ThomsonReuters, National Venture Capital Association, PricewaterhouseCoopers - MoneyTree 33 Appendix – Venture Capital Markets Stabilizing VC Markets Deal Volume

Non-GAAP Reconciliations 34 Appendix – Non-GAAP Reconciliations

Non-GAAP TCE/TA and TCE/RWA Reconciliation
35  Appendix – Non-GAAP Reconciliations
September 30, June 30, March 31, December 31, December 31, December 31, December 31,
2011 2011 2011 2010 2009 2008 2007
GAAP SVBFG stockholders' equity
1,536,098 $                1,436,893 $                1,313,574 $                1,274,350 $                1,128,343 $                991,356 $                    676,369 $
Less:  intangible assets
650                                709                                749                                847                                665                                1,087                            1,632
Less:  goodwill -                                     -                                     -                                     -                                     -                                     4,092                            4,092
Less:  preferred stock
-                                     -                                     -                                     -                                     -                                     221,185                        -
Tangible common equity (TCE)
1,535,448 $                1,436,184 $                1,312,825 $                1,273,503 $                1,127,678 $                764,992 $                    670,645 $
GAAP total assets
19,195,363 $              19,366,735 $              18,618,266 $              17,527,761 $              12,841,399 $              10,018,280 $              6,692,171 $
Less: intangible assets
650                                709                                749                                847                                665                                1,087                            1,632
Less: goodwill
-                                     -                                     -                                     -                                     -                                     4,092                            4,092
Tangible assets (TA)
19,194,713 $              19,366,026 $              18,617,517 $              17,526,914 $              12,840,734 $              10,013,101 $              6,686,447 $
Risk-weighted assets (RWA) 10,808,233 $              10,470,533 $              10,004,948 $              9,406,677 $                7,494,498 $                8,220,447 $                6,524,021 $
Tangible common equity to tangible
assets
8.00% 7.42% 7.05% 7.27% 8.78% 7.64% 10.03%
Tangible common equity to risk-
weighted assets 14.21                            13.72                            13.12                            13.54                            15.05                            9.31                               10.28
Non-GAAP tangible common equity and
tangible assets (dollars in thousands,
except ratios)
SVB Financial
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP TCE/TA and TCE/RWA Reconciliation
36  Appendix – Non-GAAP Reconciliations
September 30, June 30, March 31, December 31, December 31, December 31, December 31,
2011 2011 2011 2010 2009 2008 2007
GAAP stockholders' equity 1,317,325 $                1,216,268 $                1,107,544 $                1,074,561 $                914,068 $                    695,438 $                    586,949 $
Less: intangible assets
-                                     -                                     -                                     -                                     -                                     -                                     -
Tangible common equity (TCE)
1,317,325 $                1,216,268 $                1,107,544 $                1,074,561 $                914,068 $                    695,438 $                    586,949 $
GAAP total assets 18,016,695 $              18,227,021 $              17,397,095 $              16,268,589 $              12,186,203 $              9,419,440 $                6,164,111 $
Less: intangible assets
-                                     -                                     -                                     -                                     -                                     -                                     -
Tangible assets (TA)
18,016,695 $              18,227,021 $              17,397,095 $              16,268,589 $              12,186,203 $              9,419,440 $                6,164,111 $
Risk-weighted assets (RWA) 10,453,446 $              10,075,105 $              9,655,938 $                9,047,907 $                7,293,332 $                8,109,332 $                6,310,721 $
Tangible common equity to tangible
assets 7.31% 6.67% 6.37% 6.61% 7.50% 7.38% 9.52%
Tangible common equity to risk-
weighted assets 12.60                            12.07                            11.47                            11.88                            12.53                            8.58                               9.30
Non-GAAP tangible common equity
and tangible assets (dollars in
thousands, except ratios)
Bank
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Non-Marketable Securities Reconciliation
37 Appendix – Non-GAAP Reconciliations
September 30,
2011
GAAP non-marketable securities 951,963 $
Less: noncontrolling interests in non-marketable securities
605,558
Non-GAAP non-marketable securities, net of noncontrolling interests
346,405 $
Non-GAAP non-marketable securities, net of noncontrolling interests
(dollars in thousands)
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.